Innovator IBD Breakout Opportunities ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 94.0%	Shares	Value
Aerospace/Defense - 4.1%
Embraer SA - ADR (a)	7,826	$243,076
General Electric Co.	1,351	229,940
Moog, Inc. - Class A	224	43,926
		516,942

Banks - 8.9%
Bancorp, Inc. (a)(b)	2,205	114,307
Columbia Banking System, Inc.	14,875	389,130
Goldman Sachs Group, Inc.	462	235,172
Merchants Bancorp/IN	854	38,430
Morgan Stanley	3,304	341,006
		1,118,045

Biotechnology - 4.9%
Alnylam Pharmaceuticals, Inc. (a)	490	116,355
Argenx SE - ADR (a)	812	418,886
Halozyme Therapeutics, Inc. (a)(b)	798	44,098
Sarepta Therapeutics, Inc. (a)	315	44,806
		624,145

Building Materials - 2.7%
Armstrong World Industries, Inc. (b)	2,625	344,925

Commercial Services - 4.5%
Adtalem Global Education, Inc. (a)	1,456	114,165
S&P Global, Inc.	700	339,311
Universal Technical Institute, Inc. (a)	5,901	111,765
		565,241

Diversified Financial Services - 9.5%
American Express Co. (b)	1,400	354,256
Hamilton Lane, Inc. - Class A	798	115,207
Marex Group PLC (a)	18,417	393,755
Victory Capital Holdings, Inc. - Class A	6,440	337,392
		1,200,610

Electrical Components & Equipment - 5.7%
American Superconductor Corp. (a)	1,771	42,788
Emerson Electric Co.	2,947	345,123
Universal Display Corp.	1,505	335,043
		722,954

Electronics - 1.1%
Garmin Ltd. (b)	252	43,155
Woodward, Inc.	623	97,182
		140,337

Engineering & Construction - 0.9%
Construction Partners, Inc. - Class A (a)	1,827	118,116

Food - 1.8%
Pilgrim's Pride Corp. (a)	5,509	227,136

Healthcare-Products - 0.9%
Globus Medical, Inc. - Class A (a)(b)	1,596	114,848

Healthcare-Services - 3.3%
PACS Group, Inc. (a)(b)	11,508	411,986

Home Builders - 3.1%
Installed Building Products, Inc. (b)	168	45,419
Meritage Homes Corp.	1,722	349,342
		394,761

Insurance - 4.9%
NMI Holdings, Inc. (a)	5,824	229,174
Palomar Holdings, Inc. (a)	490	45,085
Progressive Corp.	1,596	341,736
		615,995

Internet - 3.6%
Gen Digital, Inc.	8,792	228,504
Palo Alto Networks, Inc. (a)	700	227,311
		455,815

Machinery-Diversified - 3.2%
Mueller Water Products, Inc. - Class A	19,397	401,130

Management of Companies and Enterprises - 3.2%
VIKING HOLDINGS Ltd. ORD SHS (a)	11,410	407,337

Mining - 4.3%
Agnico Eagle Mines Ltd.	1,561	120,463
Newmont Corp.	8,589	421,462
		541,925

Miscellaneous Manufacturing - 1.8%
Federal Signal Corp.	2,310	230,931

Oil & Gas - 0.9%
Viper Energy, Inc.	2,709	115,593

Oil & Gas Services - 0.7%
Archrock, Inc.	2,065	42,807
Aris Water Solutions, Inc. - Class A	2,779	49,216
		92,023

Pharmaceuticals - 0.4%
Neurocrine Biosciences, Inc. (a)	308	43,604

Pipelines - 0.4%
Hess Midstream LP - Class A	1,204	45,126

Retail - 3.2%
BBB Foods, Inc. - Class A (a)(b)	14,924	405,187

Savings & Loans - 1.7%
Axos Financial, Inc. (a)(b)	2,996	218,738

Semiconductors - 3.1%
Qorvo, Inc. (a)(b)	3,290	394,142

Software - 5.2%
Alkami Technology, Inc. (a)	1,351	44,218
Clearwater Analytics Holdings, Inc. - Class A (a)	5,565	108,796
ServiceNow, Inc. (a)	280	228,029
SPS Commerce, Inc. (a)	217	46,746
Zeta Global Holdings Corp. - Class A (a)	10,724	229,708
		657,497

Telecommunications - 2.8%
InterDigital, Inc. (b)	2,849	349,743

Water - 3.2%
California Water Service Group	7,588	405,654
TOTAL COMMON STOCKS (Cost $11,304,681)		11,880,486

REAL ESTATE INVESTMENT TRUSTS - 5.8%	Shares	Value
American Healthcare REIT, Inc.	24,157	385,062
HA Sustainable Infrastructure Capital, Inc. (b)	10,500	344,085
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $700,523)		729,147

SHORT-TERM INVESTMENTS - 20.5%
Investments Purchased with Proceeds from Securities Lending - 20.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.51% (c)	2,587,961	2,587,961
TOTAL SHORT-TERM INVESTMENTS (Cost $2,587,961)		2,587,961

TOTAL INVESTMENTS - 120.3% (Cost $14,593,165)		15,197,594
Money Market Deposit Account - 0.2% (d)		24,340
Liabilities in Excess of Other Assets - (20.5)%		(2,586,866)
TOTAL NET ASSETS - 100.0%		$12,635,068

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $2,527,393 which represented 20.0% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2024 was 5.24%.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Innovator IBD Breakout Opportunities ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$11,880,486	$–	$–	$11,880,486
Real Estate Investment Trusts	729,147	–	–	729,147
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	2,587,961
Total Investments	$12,609,633	$–	$–	$15,197,594

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2024
(% of Net Assets)

Common Stocks	$11,880,486	94.0%
Real Estate Investment Trusts	729,147	5.8
Investments Purchased with Proceeds from Securities Lending	2,587,961	20.5
Money Market Deposit Account	24,340	0.2
Liabilities in Excess of Other Assets	(2,586,866)	(20.5)
	12,635,068	100.0%